Consent of Independent Certified Public Accountant

         I consent to the use in this Registration Statement on Form SB-2 of my report dated July 31, 2001, relating to the financial statements of SRM Networks, Inc., SEC File No. 333-67052 and to the reference to my firm under the caption "Experts" in the Prospectus.


                                    /s/ Quintanilla

                                    A Professional Accountancy Corporation
                                    Laguna Niguel, California

                                    September 7, 2001